EX. 99.1

COMSTOCK MINING ANNOUNCES RESULTS OF SUCCESSFUL SPRING DRILLING PROGRAM

Virginia City, NV (August 13, 2010)  -- Comstock Mining Inc. (“Comstock Mining” or the Company”)(OTCBB: LODE) announced today the results of its Spring 2010 drilling program.  The drilling, concentrated in the Lucerne resource area of the Company’s Comstock Mine Project, was designed to increase the Company’s knowledge in several locations designated as possible starter pit locations, and also to explore extensions of the precious metals mineralization to the east and to the north of the previous drilling.  The program was completed with 51 reverse circulation (RC) holes totaling 29,913 feet.

“The drilling results exceeded our expectations, with significant mineralized intervals of 20 or more consecutive feet encountered in 42 of the 51 holes, and 100 or more consecutive feet in 16 of the 51 holes,” stated Corrado DeGasperis, Comstock Mining’s Chief Executive Officer.  “The results are a tribute to the thorough planning and execution of our geological team,” continued Mr. DeGasperis.  “We are currently incorporating these drill results into a new technical report and they represent an important step toward our goal of increasing shareholder value by increasing our mineral resources and resuming mine production.”

 “Our geological team developed a new conceptual model for the Silver City fault zone, that we used to design this drilling program,” stated Larry Martin, Comstock Mining’s Chief Geologist.  “The success of this program continues to validate our working model, and provides some significant additional targets for our next round of exploration.”

The 2010 Spring program focused upon select locations of the Lucerne resource area, designated the Lucerne-Woodville, Hartford and Justice-Keystone areas and the East Side target.  Drill intervals of contiguous mineralized material (gold content greater than 0.010 ounces per ton (opt) and length greater than 20 feet) were intercepted in 42 of the 51 RC drill holes.  The following provides a brief description for and highlights selected drill holes of each area.  A table listing all of the drill holes in the program is included as an appendix.

Lucerne-Woodville Area

The Lucerne-Woodville area extends from the previously-mined Lucerne pit northeasterly to the area of the historic Woodville bonanza.  The 19 RC drill holes completed in this area totaled  2,369 feet, and 18 of the 19 drill holes intercepted significant precious metals mineralization.  The significant mineralization and the patented land position make it a possible starter pit location.

The following selected three drill holes and intercepts highlight the length and grade of mineralization that has been encountered in the favorable host rocks and areas of structural complexity in the Lucerne-Woodville area.  Drill hole P10-05 intercepted four specific zones that reflect the current structural model of multiple sub-parallel faults collectively delineating the Silver City fault zone.

Drill Hole	From (feet)	To (feet)	Interval (feet)	Gold (oz/ton)	Silver (oz/ton)

P10-05	100	245	145	0.052	0.227
	280	320	40	0.034	0.064
	415	460	45	0.026	0.070
	605	635	30	0.076	0.689

P10-21	25	225	200	0.110	0.575

P10-23	205	400	195	0.079	0.197
	435	470	35	0.037	0.269

East Side Target

The south end of the historic Lucerne pit is an area of structural complexity.  Multiple cross-cutting, northeasterly striking structures are exposed on the western high wall, a remnant from historic open pit mining operations.  These structures were projected to the east, where their intersection with the Gold Canyon fault is designated the East Side target.  The Gold Canyon fault is the eastern-most fault within the Silver City fault zone, a series of sub-parallel faults including the Gold Canyon, Silver City, Billie the Kid and Drysdale faults.

Seven reverse circulation drill holes were positioned to test the target and a total of 4,879 feet of drilling was completed.  All seven of the drill holes in this targeted area intercepted significant precious metals mineralization.  The following are highlights of the mineralized intervals from three selected drill holes.

Drill Hole	From (feet)	To (feet)	Interval (feet)	Gold (oz/ton)	Silver (oz/ton)

P10-14	75	160	85	0.066	0.859
	320	420	100	0.072	0.362

P10-16	110	195	85	0.216	0.243

P10-51	170	305	135	0.043	0.601

Hartford Area

The Hartford area is located west of the historic Lucerne pit, above the remnant high wall mentioned previously.  The mineralization is structurally controlled by east to west and northeast faults and a quartz porphyry intrusive body.

Initially nine drill holes, with a total depth of 2,595 feet, were located to test the near surface and outcropping mineralization, which makes this area another possible location for a starter pit on patented mining claims.  Significant gold mineralization was intercepted in three of the nine holes, shown below.

Drill Hole	From (feet)	To (feet)	Interval (feet)	Gold (oz/ton)	Silver (oz/ton)

P10-44	5	120	115	0.018	0.390

P10-46	50	110	60	0.013	0.314

P10-48	10	70	60	0.019	0.827

Justice-Keystone area

The Justice and Keystone target areas are located north of the Lucerne-Woodville area, along the northern projection of the Silver City fault zone.  The southern boundary of the Justice patented claim abuts the northern end of the Lucerne patent, with the Keystone patented claim adjoining it to the north.

The exploration efforts for the Justice and Keystone targets are in an early state.  During the 2010 Spring program, 16 drill holes were completed in this area, with a total of 10,070 feet of drilling.  Geologic logs of the drill holes show that the thickness of the volcanic pile has increased just north of the Lucerne-Woodville area.  A review of the drill results compared with the historic mine development demonstrates a periodicity of stope development and expansion of mineralization within receptive volcanic host rocks along the strike and down the dip of the Silver City fault zone.  This finding has established a sound basis for future drilling in this area.  The following four drill holes highlight the mineralized intervals intercepted.

Drill Hole	From (feet)	To (feet)	Interval (feet)	Gold (oz/ton)	Silver (oz/ton)

P10-18	155	230	75	0.019	0.206

P10-27	475	525	50	0.046	0.155

P10-29	410	440	30	0.098	0.093

P10-35	50	75	25	0.163	1.786

The following map shows a portion of Comstock Mining’s Lucerne resource area with the locations of the RC holes in the 2010 Spring drilling program.  The featured holes from each of the targeted areas are labeled.

Comstock Mining's Spring 2010 Drilling, with Highlighted Holes

“The Lucerne resource area is approximately 5000 feet long, with an average width of 600 feet.  The near-surface mineralization discovered in the East Side Target is a strong validation of our exploration model.  We look forward to continuing with additional targets in our Fall drilling program.  Our methodical approach toward further exploration of the Comstock Lode is steadily advancing us toward production in 2011,” concluded Mr. DeGasperis.

About Comstock Mining Inc.

Comstock Mining Inc. is a North American precious metals mining company, focused in Nevada, with extensive, contiguous property in the Comstock Lode District.  The Company began acquiring properties in the Comstock in 2003.  Since then, the Company has consolidated a significant portion of the Comstock Lode District, amassed the single largest known repository of historical and current geological data on the Comstock Lode region, secured permits, built an infrastructure and brought the exploration project into test mining production.  We continue acquiring additional properties in the district, expanding our footprint and creating opportunities for exploration and mining.  The goal of our strategic plan is to deliver stockholder value by validating qualified resources (at least measured and indicated) and reserves (probable and proven) of 3,250,000 gold equivalent ounces by 2013, and commencing commercial mining and processing operations by early 2011, with annual production rates of 20,000 gold equivalent ounces.

Cautionary Note to U.S. Investors

This press release uses the terms “measured resources,” “indicated resources,” and “inferred resources,” which are calculated in accordance with the Canadian National Instrument 43-101 and the Canadian Institute of Mining and Metallurgy Classification system.  The United States Securities and Exchange Commission (the “SEC”) does not recognize these terms and the SEC guidelines (Industry Guide 7) provide that such terms shall not be included in a registrant’s filings with the SEC (unless required to be disclosed by foreign or state law).  The SEC permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. “Inferred resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility.  It cannot be assumed that all or any part of an “inferred mineral resource” will ever be upgraded to a higher category.  U.S. investors are cautioned not to assume that any part or all of a measured, indicated or inferred resource exists or is economically or legally mineable. U.S. investors are urged to consider closely the disclosure in our Form 10-K which may be secured from us, or from the SEC's website at http://www.sec.gov.

Forward-Looking Statements

This press release and any related calls or discussions may contain forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements.  Forward-looking statements include statements about matters such as: future prices and sales of and demand for our products; future industry market conditions; future changes in our exploration activities, production capacity and operations; future exploration, production, operating and overhead costs; recapitalization and balance sheet restructuring activities (including debt-for-equity exchanges, land transactions, capital raising and other activities); operational and management restructuring activities (including implementation of methodologies and changes in the board of directors); future employment and contributions of personnel; tax and interest rates; capital expenditures and their impact on us; nature and timing of restructuring charges and the impact thereof; productivity, business process, rationalization, restructuring, investment, acquisition, consulting, operational, tax, financial and capital projects and initiatives; contingencies; environmental compliance and changes in the regulatory environment; offerings, sales and other actions regarding debt or equity securities; and future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.

The words "believe," "expect," "anticipate," "estimate," "project," "plan," "should," "intend," "may," "will," "would," "potential" and similar expressions identify forward-looking statements, but are not the exclusive means of doing so. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our SEC filings and the following: the current global economic downturn and capital market weakness; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources and reserves; operational or technical difficulties in connection with exploration or mining activities; contests over our title to properties; our ability to cure defaults under our current indebtedness; our substantial indebtedness and the impact such indebtedness may have on us; the possibility that our operating performance and operating prospects, and capital market conditions will limit our ability to timely meet our debt service obligations, comply with debt covenants, obtain necessary financing or refinancing or restructure indebtedness or our debt service obligations on acceptable terms or at all; potential dilution to our stockholders from our recapitalization and balance sheet restructuring activities; potential inability to continue to comply with government regulations; adoption of or changes in legislation or regulations adversely affecting our businesses; business opportunities that may be presented to or pursued by us; changes in the United States or other monetary or fiscal policies or regulations in response to the recent capital markets and economic crises; interruptions in our production capabilities due to unexpected equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, copper, diesel fuel, and electricity); changes in generally accepted accounting principles; geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues organically; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies and equipment raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to list our securities on any securities exchange or market; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities.  All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors.  We undertake no obligation to publicly update or revise any forward-looking statement.

Neither this press release nor any related calls or discussions constitutes an offer to sell or the solicitation of an offer to buy any securities.

Contact information for Comstock Mining Inc.:
P.O. Box 1118
Virginia City, NV 89440
Tel 775.847.5272 Fax 775.847.4762
http://www.comstockmining.com

Appendix – Comstock Mining Complete Spring Drill Program Results

The following table includes all of the significant mineralized intervals from Comstock Mining’s Spring 2010 reverse circulation (RC) drilling program.  A mineralized interval is included only if it contains at least ten consecutive feet of mineralization, with a gold assay greater than or equal to 0.010 ounces per ton.  The program included 51 holes, totaling 29,913 feet of drilling.  The following table of results is organized by target area.

Hole ID	Depth From (ft)	Depth To (ft)	Length (ft)	Au (oz/ton)	Ag (oz/ton)	Notes

	Significant Drill intercepts in the Lucerne / Woodville Area

P10-01	10	50	40	0.026	0.169	Backfill from Surface Mining
	270	300	30	0.077	0.366
	310	320	10	0.154	1.878	Backfilled Historic Mine Workings
	320	450	130	0.032	0.206
	435	450	15	0.017	0.036
	470	485	15	0.021	0.037

P10-02	0	30	30	0.010	0.421	Backfill from Surface Mining
	35	90	55	0.019	0.603

P10-03	0	30	30	0.011	0.445	Backfill from Surface Mining
	30	70	40	0.016	1.309
	355	370	15	0.022	0.124

P10-04	90	100	10	0.014	0.363
	130	135	5	0.103	0.484

P10-05	5	90	85	0.018	0.412	Backfill from Surface Mining
	100	245	145	0.052	0.227
	280	320	40	0.034	0.064
	415	460	45	0.026	0.070
	605	635	30	0.076	0.689

P10-06	5	35	30	0.018	0.294	Backfill from Surface Mining
	60	225	165	0.048	0.205
	300	320	20	0.099	0.131
	340	360	20	0.027	0.235

P10-07	5	105	100	0.014	0.514	Backfill from Surface Mining
	105	115	10	0.073	0.902
	175	185	10	0.021	0.193

Hole ID	Depth From (ft)	Depth To (ft)	Length (ft)	Au (oz/ton)	Ag (oz/ton)	Notes
P10-08	0	55	55	0.021	0.389	Backfill from Surface Mining
	60	125	65	0.051	0.459
	165	180	15	0.026	0.551
	225	240	15	0.032	0.407

P10-09	0	100	100	0.019	0.706	Backfill from Surface Mining
	100	460	360	0.028	0.546
	515	525	10	0.087	0.646

P10-10	0	25	25	0.013	0.196	Backfill from Surface Mining
	100	225	125	0.055	0.124
	285	310	25	0.021	0.073
	320	345	25	0.037	0.072
	375	385	10	0.024	0.090
	585	600	15	0.021	0.391

P10-11	0	60	60	0.017	0.456	Backfill from Surface Mining

P10-12	0	50	50	0.028	1.011	Backfill from Surface Mining
	215	455	240	0.032	0.245
including	360	400	40	0.032	0.442	Backfilled Historic Mine Workings
	625	645	20	0.010	0.061
	870	875	5	0.118	0.828
	905	925	20	0.042	0.171

P10-19	35	90	55	0.034	0.596
	180	195	15	0.036	0.123
	235	250	15	0.029	0.052

P10-21	25	225	200	0.110	0.575
including	130	150	20	0.073	1.131	Backfilled Historic Mine Workings

P10-22	0	15	15	0.014	0.214	Backfill from Surface Mining
	15	40	25	0.022	0.307
	60	70	10	0.018	0.138
	185	255	70	0.069	1.310
	255	275	20	VOID		Historic Mine Workings
	275	300	25	0.062	0.741

P10-23	205	400	195	0.079	0.197
	435	470	35	0.037	0.269
	535	545	10	0.023	0.252

Hole ID	Depth From (ft)	Depth To (ft)	Length (ft)	Au (oz/ton)	Ag (oz/ton)	Notes
P10-24	0	20	20	0.019	0.369	Backfill from Surface Mining
	20	130	110	0.018	0.438
	315	330	15	0.026	0.069
	395	450	55	0.023	0.341
	620	640	20	0.039	0.506
	675	690	15	0.010	0.120

P10-25	15	50	35	0.028	0.287	Backfill from Surface Mining
	50	195	145	0.020	0.231

P10-36	275	300	25	0.171	1.412	Backfilled Historic Mine Workings
	300	360	60	0.037	0.319
	365	420	55	0.161	4.069
	420	440	20	0.072	7.650	Backfilled Historic Mine Workings
	440	455	15	VOID		Historic Mine Workings
	455	460	5	0.047	3.900
	460	475	15	VOID		Historic Mine Workings
	475	480	5	0.034	0.892	Backfilled Historic Mine Workings
	480	495	15	VOID		Historic Mine Workings
	495	500	5	0.025	1.368	Backfilled Historic Mine Workings
	500	540	40	VOID		Historic Mine Workings
	540	570	30	0.020	0.915
	570	595	25	VOID		Historic Mine Workings

	Significant Drill intercepts in the East-Side / Donovan Hill Area

P10-14	0	40	40	0.068	1.243	Backfill from Surface Mining
	75	160	85	0.066	0.859
	320	420	100	0.072	0.362

P10-16	0	30	30	0.038	0.794	Backfill from Surface Mining
	110	195	85	0.216	0.243
	265	275	10	0.013	0.031
	300	315	15	0.014	0.031
	500	515	15	0.010	0.178

P10-20	0	30	30	0.065	1.132	Backfill from Surface Mining
	45	180	135	0.037	0.242
	225	235	10	0.014	0.105
	330	355	25	0.019	0.048
	375	410	35	0.011	0.048
	430	470	40	0.022	0.424

Hole ID	Depth From (ft)	Depth To (ft)	Length (ft)	Au (oz/ton)	Ag (oz/ton)	Notes
P10-26	5	50	45	0.018	0.047
	90	155	65	0.017	0.074
	200	255	55	0.032	0.117
	315	335	20	0.053	0.239
	405	560	155	0.042	0.212

P10-28	60	70	10	0.019	0.074
	190	205	15	0.018	0.298	Backfill from Surface Mining
	235	330	95	0.027	0.223
	345	510	165	0.033	0.396

P10-30	0	10	10	0.024	0.082
	65	90	25	0.026	0.299
	115	125	10	0.014	0.061
	165	240	75	0.032	0.293
	260	270	10	0.043	0.071
	400	415	15	0.017	0.043
	465	500	35	0.016	0.102

P10-51	0	40	40	0.075	0.917	Backfill from Surface Mining
	40	50	10	0.031	0.516
	105	115	10	0.013	0.174
	170	305	135	0.043	0.601
	325	375	50	0.012	0.647

	Significant Drill intercepts in the Hartford / Billie the Kid Area

P10-13	No reportable intervals

P10-15	100	110	10	0.053	0.029

P10-39	0	15	15	0.022	0.066
	105	115	10	0.017	0.245

P10-44	5	120	115	0.018	0.390

P10-45	0	10	10	0.021	0.133	Backfill from Surface Mining

P10-46	20	50	30	0.095	1.750	Backfill from Surface Mining
	50	110	60	0.013	0.314

P10-48	10	70	60	0.019	0.827

P10-49	0	15	15	0.010	0.118	Backfill from Surface Mining
	15	25	10	VOID		Historic Mine Workings
	25	80	55	0.019	0.459

Hole ID	Depth From (ft)	Depth To (ft)	Length (ft)	Au (oz/ton)	Ag (oz/ton)	Notes
P10-50	70	85	15	0.026	0.280

	Significant Drill intercepts in the Justice / Keystone Area

P10-17	145	155	10	0.038	0.119

P10-18	105	120	15	0.041	0.393
	155	230	75	0.019	0.206
	285	295	10	0.020	0.488
	410	420	10	0.023	0.310

P10-27	0	15	15	0.009	0.177	Backfill from Surface Mining
	445	455	10	0.010	0.050
	475	525	50	0.046	0.155

P10-29	0	10	10	0.013	0.073	Backfill from Surface Mining
	410	440	30	0.098	0.093
	455	475	20	0.010	0.063	Backfilled Historic Mine Workings
	475	485	10	0.022	0.093
	585	595	10	0.051	0.034

P10-31	60	70	10	0.118	0.152

P10-32	0	35	35	0.014	2.366	Backfill from Surface Mining
	35	45	10	0.068	0.479
	670	705	35	0.048	0.075
	755	785	30	0.036	0.069
	865	880	15	0.020	0.041

P10-33	120	135	15	0.021	0.126
	145	165	20	0.011	0.396

P10-34	85	105	20	0.031	0.223

P10-35	50	75	25	0.163	1.786

P10-37	135	150	15	0.112	0.256	Backfilled Historic Mine Workings
	305	325	20	0.018	0.016
	345	370	25	0.023	0.022

P10-38	95	125	30	0.012	0.128
	320	335	15	0.014	0.058

Hole ID	Depth From (ft)	Depth To (ft)	Length (ft)	Au (oz/ton)	Ag (oz/ton)	Notes
P10-40	240	265	25	0.069	0.390

P10-41	500	520	20	0.173	0.558
	815	830	15	0.018	0.231

P10-42	200	215	15	0.016	0.051
	265	290	25	0.046	0.311

P10-43	155	160	5	0.180	0.414
	160	170	10	0.119	0.170	Backfilled Historic Mine Workings

P10-47	470	480	10	0.028	0.036
	635	650	15	0.125	0.253
	665	675	10	0.022	0.038
	700	715	15	0.029	0.375
	780	800	20	0.014	0.228
	825	835	10	0.016	0.141